SUPPLEMENTAL RETIREMENT PLAN I FOR
                           SELECT SENIOR MANAGEMENT OF
                              MELVILLE CORPORATION






                               As Amended Through
                                  July 1, 1995
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                       SUPPLEMENTAL RETIREMENT PLAN I FOR
                           SELECT SENIOR MANAGEMENT OF
                              MELVILLE CORPORATION


                                TABLE OF CONTENTS
                                -----------------


                                                                  Page
                                                                  ----

ARTICLE 1. Definition.............................................  1

ARTICLE 2. Membership............................................  11

ARTICLE 3. Amount and Payment of Supplemental Benefits...........  12

ARTICLE 4. Special Contributions.................................  16

ARTICLE 5. Administration........................................  19

ARTICLE 6. General Provisions....................................  20

ARTICLE 7. Amendment or Termination..............................  22



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                       SUPPLEMENTAL RETIREMENT PLAN I FOR
                           SELECT SENIOR MANAGEMENT OF
                              MELVILLE CORPORATION

                             ARTICLE 1. DEFINITIONS

1.01 "Accumulated Contribution Account" shall mean the bookkeeping account maintained for a Contribution Account Member to record the amount of company contribution credited on behalf of such Member during the period he is designated as a Contribution Account Member in accordance with
      Section 4.01, as adjusted pursuant to Section 4.02.

1.02  Annual Benefit

 (a) "Annual Benefit" shall mean, with respect to a Member who became or becomes a Retiree after June 30, 1995, the amount by which 50%, or such lesser percentage specified in clause (b) below, of such Member's Compensation exceeds the sum of (i), (ii), and (iii) where:

      (i)   equals  the  aggregate  annualized  value of any  retirement  and/or
            deferred   profit  sharing   benefits  in  respect  of  such  Member
            (excluding the value of any benefits attributable to pre-tax or after-tax contributions made by or on behalf of the Member) which have previously been received or which such Member or any other person has a vested right to receive at the time of the commencement of payment of such Member's benefit under Section 3.04 of the Plan, under (A) any arrangement maintained by the Corporation other than the Plan (including any annuity contracts purchased with respect to benefits accrued under the Melville Corporation Retirement Plan), or
            (B) any arrangement which constitutes a qualified plan under Section 401(a) of the Internal Revenue Code of 1986, as amended, maintained
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                                                                          Page 2

            by any entity other than the Corporation, computed pursuant to clause (c) below,

      (ii) equals the Annual Benefit used in computing any lump sum payment previously made pursuant to Section 3.04 to such a Member becoming entitled to a recomputation of the Annual Benefit pursuant to
            Section 3.05, and

      (iii) equals the annual benefit (as defined in Section 1.01 of the Supplemental Retirement Plan II for Select Senior Management of Melville Corporation (SERP II)), if any, payable to the Member pursuant to the provisions of SERP II.

 (b) In the case of any Member whose retirement allowance under Section 3.04 of the Plan commences to be paid on or after his reaching age 55 years but prior to his reaching age 60 years, there shall be substituted for "50%" in clause (a) above that lower percentage which results from subtracting that percentage which is the product of 5 times the number of whole and partial years (treating a partial year as a whole year) until such Member's 60th birthday so that, for example, the applicable percentage for a Member age 58-1/2 years would be 40% (50% - (5 x 2)% = 40%).

 (c)  Notwithstanding  the  foregoing,  the Annual  Benefit  computed under this
      Section 1.02 shall not be less than annualized value of a Member's Accumulated Contribution Account, as computed at the time such Member becomes a Retiree on the basis of the actuarial assumptions set forth in clause (d) below.

 (d) The annualized value of a Member's retirement and deferred profit sharing benefits shall be computed as follows:
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                                                                          Page 3

      (i) with respect to any benefit which such Member is thereupon commencing to receive at the time of such computation in the form of an annuity, the annual payment to which such Member would be entitled under the terms of the plan under which such benefit is to be paid were such benefit to be paid in the form of a single life annuity for the Member's life, or

      (ii) with respect to any other benefit, the annual amount of the actuarial equivalent of such benefit computed as if such benefit were to be paid in the form of a single life annuity to such Member commencing at the time of such computation. In computing such actuarial equivalents, the actuarial assumptions to be used shall be
            (A) the 1983 Group Annuity Mortality Table and (B) an interest rate assumption equal to the applicable interest rate (expressed as a percentage) used by the Pension Benefit Guaranty Corporation for valuing lump sum benefits for single employer plans that terminate on the date of such calculation, minus .5%.

1.03 "Beneficiary" shall mean the person named by the Member (i) at the time payments to the Member commence under the Plan or (ii) in the case of benefits payable under Section 3.03, at the time of the Member's death, by written designation filed with the Retirement Administration Committee, to receive payments after the Member's death. In the absence of a beneficiary designation, the Participant's Beneficiary for purposes of Section 3.03 shall be his spouse, if any, or his estate.

1.04 "Board of Directors" shall mean the Board of Directors of Melville Corporation.

1.05  "Change in Control" shall mean any of the following occurrences:
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 (a)  any  "person"  or "group of  persons"  as such terms are used in  Sections
      13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") purchases or otherwise becomes "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities representing 25% or more of the combined voting power of Melville Corporation (including, without limitation, securities which may be acquired upon the exercise of any option or options owned by such person or group of persons to purchase any such voting securities, or conversion of securities convertible into such voting securities, whether or not such option or options or convertible securities were outstanding on the date hereof and whether or not such options are exercisable or such securities are convertible at the time of the Change in Control);

 (b) during any period of two consecutive years, the individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof, unless

      (i) there are four or more directors then still in office who were directors at the beginning of the period and

      (ii) the election, or the nomination for election, by Melville Corporation's shareholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period;

 (c) the shareholders of Melville Corporation shall have voted to approve an agreement to merge or consolidate Melville Corporation with or into another corporation as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are or are to be owned by the former shareholders of Melville Corporation (excluding from


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                                                                          Page 5

      former shareholders a shareholder who is an "affiliate," as defined in Rule 12b-2 under the Exchange Act, of any party to such consolidation or merger); or

 (d) the shareholders of Melville Corporation approve the sale of all or substantially all of Melville Corporation's business and/or assets to a person or entity which is not a wholly-owned subsidiary of Melville Corporation; provided, however, that none of the foregoing shall be deemed to constitute a Change in Control if in connection therewith it shall be necessary to file a Schedule 13E-3 pursuant to Rule 13e-3 under the Securities Exchange Act of 1934, unless immediately prior to such event the Board of Directors shall determine such event to constitute a Change in Control.

1.06 "Company Contributions" shall mean the amount credited to a Member's Accumulated Contribution Account pursuant to Section 4.01.

1.07 "Compensation" shall mean a Member's annual base pay rate as in effect on such Member's Compensation Measurement Date plus the Member's Serp Incentive Target. A Member's Compensation Measurement Date shall be the date on which such Member terminates employment with the Corporation for any reason, including retirement, death or disability, unless using the date of a Change in Control as of which such Member was a Member would result in a higher amount in which case the date of such Change in Control shall be such Member's Compensation Measurement Date.



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                                                                          Page 6

1.08 "Contribution Account Member" shall mean an Executive Employee listed on Appendix B who has been selected by the Compensation Committee of the Board of Directors to be a Contribution Account Member.

1.09 "Corporation" shall mean Melville Corporation and any subsidiary or other entity at any time at which 50% or more of the voting power or beneficial interest of such subsidiary or other entity, is owned directly or indirectly by Melville Corporation. References in the Plan to Melville Corporation shall be deemed to include successors to Melville Corporation.

1.10 "Executive Employee" shall mean an employee of the Corporation who is a senior officer of the Corporation and who has been listed on Appendix A as amended from time to time by the Compensation Committee of the Board of Directors.

1.11  "Lump Sum Benefit" shall mean

 (a) with respect to a Member to whom payment of benefits under Section 3.04 has not commenced or, if previously commenced, has been discontinued pursuant to Section 3.05, and who has made no election under Section 3.04 or has elected a form of benefit under Section 3.04 making no provision for the Beneficiary, the lump sum actuarial equivalent of a single life annuity for the Member commencing at the date as of which such Member would have had 10 years of Service assuming no termination of employment with the Corporation following a Change in Control, but not prior to such Member's attaining age 60, (the "Presumed Starting Date"), under which annuity the annual payment is equal to the Projected Annual Benefit times a fraction, the numerator of which is such Member's actual years of


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                                                                          Page 7

      Service as of such Member's Termination of Employment (but not more than 10) and the denominator of which is 10,

 (b)  with  respect to (i) a Member to whom  payment of benefits  under  Section
      3.04 has not commenced or, if previously commenced, has been discontinued pursuant to Section 3.05 and who has elected an optional form of benefit under Section 3.04 making provision for the Beneficiary and (ii) the Beneficiary of such Member, the lump sum actuarial equivalent of that part of the benefit described in clause (a) to be paid to such Member, or to such Beneficiary, respectively, pursuant to the optional form of benefit elected by such Member under Section 3.04, or

 (c)  with  respect  to (i) a  Beneficiary  to whom  payment of  benefits  under
      Section 3.03 has commenced, (ii) a Member to whom payment of benefits under Section 3.04 has commenced and has not been discontinued pursuant to
      Section 3.05 and (iii) the Beneficiary of such a Member, the lump sum actuarial equivalent of all future benefits, if any, payable to such Member or to such Beneficiary, as the case may be, under the Plan.

 (d)  Notwithstanding the foregoing,  the Lump Sum Benefit determined under this
      Section 1.11 shall not be less than the vested portion of the Member's Accumulated Contribution Account determined pursuant to Section 4.03.


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      The amount of such actuarial  equivalents computed under this Section 1.11 shall be determined by the Compensation Committee of the Board of Directors with sole discretion using the actuarial assumptions described in Section 1.02(d).

1.12 "Member" shall mean any person included in the membership of the Plan as provided in Article 2.


1.13 "Plan" shall mean the Supplemental Retirement Plan I for Select Senior Management of Melville Corporation, as described herein or as hereafter amended.

1.14  "Projected Annual Benefit" shall mean

 (a) with respect to a Member of the Plan at the time of a Change in Control to whom payment of benefits under Section 3.04 has not commenced, the amount by which 50% of such Member's Compensation exceeds the sum of

      (i) the aggregate annualized value of any retirement and deferred profit sharing benefits in respect of such Member (excluding the value of any benefits attributable to pre-tax or after-tax contributions made by or on behalf of a Member) which have previously been received or which such Member or any other person has a vested right to receive at the time of such Member's termination of employment under (A) any arrangement maintained by the Corporation, other than the Plan (including any annuity contracts purchased with respect to benefits accrued under the Melville Corporation Retirement Plan), or (B) any arrangement which constitutes a qualified plan under Section 401(a) of the Internal Revenue Code of 1986, as amended, maintained by any entity other than the Corporation, computed in the manner described

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                                                                          Page 9

            in Section 1.02(d), assuming payment of such benefits will commence at such Member's Presumed Starting Date, as defined in Section 1.11, and,

      (ii) the Annual Benefit used in computing any lump sum payment previously made to such Member pursuant to Section 3.04; or

 (b) with respect to a Member of the Plan at the time of a Change in Control to whom payment of benefits under Section 3.04 has previously commenced but who has been restored to employment with the Corporation, the amount computed pursuant to (a) above, but in no event less than such Member's Annual Benefit computed pursuant to Section 3.05 as if such Member had then terminated employment with the Corporation.

1.15 "Retiree" shall mean a Member who has 10 or more years of Service and terminates employment with the Corporation at or after age 55 for any reason, including disability but excluding death, provided, however, that if such Member shall be eligible upon such termination of employment to commence to receive payments under the Retirement Plan in which he is a participant, if any, he shall not be a Retiree unless he commences to receive such payments upon such termination of employment.

1.16  "Retirement  Administration  Committee"  shall mean the  Committee  of the
      401(k)  Profit  Sharing  Plan  of  Melville   Corporation  and  Affiliated
      Companies.

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1.17  "Retirement  Plan" shall mean, any defined  benefit plan maintained by the
      Corporation, meeting the requirements of Section 401 of the Internal Revenue Code of 1986, as amended, in which such Member shall be or was a participant.

1.18 "Serp Incentive Target" shall mean the Member's full annual target incentive compensation award as last in effect under the Profit Incentive Plan of Melville Corporation or the Profit Incentive Plan for the divisions immediately prior to such Member's Compensation Measurement Date (as defined in Section 1.07).

1.19 "Service" shall mean with respect to a Member the sum of (a) in the case of an Executive Employee who became a Member prior to July 1, 1995, the period of such Member's active employment with the Corporation, whether or not as an Executive Employee, or in the case of an Executive Employee who became a Member on or after July 1, 1995, the period of such Member's active employment with the Corporation as an Executive Employee, excluding, in each case, unless otherwise provided by the Retirement Administration Committee, any period during which the Member was engaged as a consultant or

received salary continuance or severance payments and (b) any Service credited to such Member by the Compensation Committee of the Board of Directors pursuant to Article 5.
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1.20  "Termination of Employment"  shall have the meaning  assigned to such term in the Income Continuation Policy for Select Senior Executives of Melville Corporation.
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                             ARTICLE 2. MEMBERSHIP

2.01 Every Member of the Plan on June 30, 1995 who is designated as an Executive Employee on July 1, 1995 and every Executive Employee in the employ of the Corporation on July 1, 1995 shall continue to be or shall become a Member of the Plan on July 1, 1995, as the case may be.

2.02 Any other employee of the Corporation who becomes an Executive Employee shall thereupon become a Member of the Plan.

2.03 Any former employee of the Corporation who is a Retiree under the Plan on June 30, 1995 and any Member who thereafter becomes a Retiree shall continue to be a Member of the Plan until the later of (a) the termination of his employment and (b) the payment of all benefits in respect of such Retiree under the Plan.

2.04 The membership under the Plan of an Executive Employee who is not a Retiree shall terminate if his employment with the Corporation as an Executive Employee terminates unless at the time of such termination, or within 60 days thereafter, he becomes a Retiree, or unless upon such termination he continues to be entitled to a benefit hereunder pursuant to
      Section 3.06.

2.05 A Member whose membership in the Plan terminates pursuant to Section 2.03 or Section 2.04 shall be restored to membership in the Plan at such time as he is restored to employment as an Executive Employee of the Corporation.

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                                                                         Page 13

             ARTICLE 3. AMOUNT AND PAYMENT OF SUPPLEMENTAL BENEFITS

3.01 Except as provided in Section 3.06 and Article 4, benefits under the Plan shall be payable by the Corporation only with respect to Members who are Retirees or become Retirees or, as provided in Section 3.03, to Beneficiaries.

3.02 Except as provided in Section 3.06, a Retiree shall be entitled to commencement of payment of benefits hereunder pursuant to Section 3.04 upon the first of the month following his termination of employment with the Corporation.

3.03 In the event that a Member dies, after attaining age 55 with 10 years of Service, prior to becoming a Retiree, or dies after becoming a Retiree but prior to commencing to receive payments hereunder pursuant to Section 3.04, his Beneficiary shall be entitled to the immediate commencement of a single life annuity, with an annual payment equal to one-half of the Annual Benefit, if any, computed under Section 1.02, including any reduction under subsection (b) thereof, if applicable, for such Member as if the Member was a Retiree and had commenced to receive payment of benefits under Section 3.04 immediately prior to his death. In the event the age difference between the Member and his Beneficiary is greater than 5 years, the benefit payable pursuant to this Section 3.03 shall be actuarially adjusted to reflect the differences in the life expectancy of the Participant and the Beneficiary.

      Notwithstanding any Plan provisions to the contrary, in the event the Participant's Beneficiary is his estate, the benefit otherwise payable under this Section 3.03 shall be commuted into a single lump sum amount of

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                                                                         Page 14

      actuarial equivalent value, which amount shall be determined by assuming the Beneficiary had been a person of the same age as the Member at the Member's date of death.

      The amount of such actuarial equivalents computed under this Section 3.03 shall be determined by the Compensation Committee of the Board of Directors with sole discretion using the actuarial assumptions described in Section 1.02(d).

3.04 Except as provided in Section 3.06 and subject to the next succeeding sentence, the benefit payable under the Plan to a Retiree shall be a single life annuity for the life of the Retiree, with annual payments equal to the Annual Benefit computed under Section 1.02 for such Member at the time of the commencement of payment of benefits under this Section 3.04, adjusted annually to reflect the excess, if any, of the annual retirement allowance for such year actually received by such Retiree under any Retirement Plan over the amount deducted with respect to the vested benefit under such Retirement Plan in the calculation of such Member's Annual Benefit under Section 1.02(a)(i). A Member may make an irrevocable election in writing filed with the Retirement Administration Committee at least 12 months prior to the date of the commencement of benefits hereunder to receive such benefits (a) in a joint and survivor annuity form which provides a reduced benefit payable to the Member during his life, and after his death providing that 100% or 50% of the reduced benefit will continue to be paid during the life of and to his Beneficiary or (b) in a lump sum; provided, however, a Member may not elect an optional form of benefit providing for a deferred commencement date. Any


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                                                                         Page 15

      such optional form of benefit or lump sum shall be the actuarial equivalent of such single life annuity using the actuarial assumptions described in Section 1.02(d).

3.05 If a Retiree who has terminated employment with the Corporation is restored to employment after commencing to receive payments under Section
      3.04 of the Plan, the payment of benefits under the Plan shall be discontinued (unless all such benefits have been previously paid in a lump sum) and, upon such Member's subsequent termination of employment with the Corporation for any reason, including retirement, death or disability, the Member's Annual Benefit under the Plan shall thereafter be recomputed in accordance with Section 1.02, Section 3.03, Section 3.04 or Section 3.06, as applicable, and shall be payable in accordance with the provisions of the Plan, provided, however, that such recomputation shall be based upon the higher of (i) such Member's Compensation at the time of such previous termination of employment and (ii) such Member's Compensation at the time of such subsequent termination of employment.

3.06 Notwithstanding the provisions of Section 3.01 and Section 3.02, if a Change in Control occurs

      (a) each Member who is then a Retiree and each Beneficiary entitled to benefits under Section 3.03 or Section 3.04 shall be entitled to receive an immediate payment in cash of such Retiree's or such Beneficiary's Lump Sum Benefit,

      (b) Each Member at the time of such Change in Control who experiences a Termination of Employment, each Beneficiary of such a Member who has elected an optional form of benefit under Section 3.04 making a

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                                                                         Page 16

            provision for such Beneficiary, and each Beneficiary of a Member at the time of such Change in Control who dies within 2 years following such Change in Control without having received a Lump Sum Benefit, shall, upon such Termination of Employment or death, as the case may be, be entitled to receive an immediate payment in cash of such Member's or such Beneficiary's Lump Sum Benefit.

      (c) Each Member at the time of such Change in Control who neither dies within 2 years following such Change in Control nor experiences a Termination of Employment shall, upon such Member's later termination of employment with the Corporation for any reason other than death, without becoming a Retiree and, with respect to each such Member who later dies, the Beneficiary of such Member if such Beneficiary is not otherwise entitled to a benefit under Section 3.03, shall nevertheless be entitled to a Benefit commencing at the Presumed Starting Date in the form specified in Section 3.04 or
            Section 3.03, as the case may be, provided that in computing such benefit there shall be substituted for the term Annual Benefit in
            Section 3.04 or Section 3.03, as the case may be, the following: the Projected Annual Benefit times a fraction, the numerator of which is such Member's years of Service as of such Change in Control (but not more than 10) and the denominator of which is 10.

      (d)   The benefits to be paid  pursuant to  paragraph  (c) of this Section
            3.06 shall not be payable from the assets of the trust to be established in connection with the Income Continuation Policy for
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                                                                         Page 17

            Select Senior Executives of Melville Corporation pursuant to a resolution of the Board of Directors on May 12, 1988.

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                                                                        Page  18

                        ARTICLE 4. SPECIAL CONTRIBUTIONS

4.01

 (a) A special contribution shall be deemed made to a Member's Accumulated Contribution Account by the Corporation with respect to each calendar year and during which the Member is designated as a Contribution Account Member.

 (b) The special contribution with respect to each calendar year shall be equal to either the applicable percentage as specified in Appendix B of the eligible Member's Eligible Compensation for the calendar year or the designated dollar amount as specified in Appendix B. For purposes of this
      Article 4, Eligible Compensation shall mean the sum of the Contribution Account Member's annual base rate as in effect for such calendar year, plus the full annual target incentive compensation award under the Profit Incentive Plan of Melville Corporation or the Profit Incentive Plan for the divisions as last in effect immediately prior to the last day of such calendar year.

 (c) The special contribution shall be credited to an eligible Member's Accumulated Contribution Account no later than the March 31st following the calendar year for which the contribution is deemed made.

4.02

 (a) As of the end of each month, a Member's Accumulated Contribution Account shall be credited or debited with the amount of earnings or losses which the account would have been credited or debited assuming it had been invested in the Moderate Lifestyle Fund as provided under the 401(k) Profit Sharing Plan of Melville Corporation and Affiliated Companies.

 (b) The Retirement Administration Committee shall maintain, or cause to be maintained on the books of the Corporation, records showing the individual balance of each eligible Member's Accumulated Contribution Account. At least once a year, each eligible Member shall be furnished with a statement setting forth the value of his Accumulated Contribution Account.

4.03 Unless otherwise provided in Appendix B, an eligible Member shall be vested in and have a nonforfeitable right to the special contribution credited to his Accumulated Contribution Account (adjusted in accordance with Section 4.02) in accordance with the following schedule:


         Completed Years of Vesting Service    Percentage Vested
         ----------------------------------    -----------------
                   1                                    10%
                   2                                    20
                   3                                    30
                   4                                    40
                   5                                    50
                   6                                    60
                   7                                    70
                   8                                    80
                   9                                    90
                   10                                  100


      A Member shall be credited with one year of Vesting Service for each complete calendar year during which the Member is in the employ of the Corporation following the calendar year for which the initial contribution was deemed allocated to his Accumulated Contribution Account pursuant to
      Section 4.01(b).

4.04

 (a) If a Member terminates employment with the Corporation prior to the attainment of age 55 for any reason, he (or in the event of his death, his Beneficiary) shall be entitled to receive a distribution of the vested portion of his Accumulated Contribution Account determined pursuant to
      Section 4.03. The distribution of such vested portion of a Member's Accumulated Contribution Account shall be made in a single cash lump sum as soon as practicable following the end of the month coincident with or next following the Member's termination of employment with the Corporation.

 (b) Notwithstanding any Plan provision to the contrary, if a Member terminates employment with the Corporation as a Retiree, or dies after attaining age 55 with 10 years of Service but prior to becoming a Retiree or in the event of a Change in Control, the provisions of this Section 4.04 shall be inapplicable and Plan benefits payable to or on behalf of the Member's termination shall be determined pursuant to the provisions of Article 3.
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                                                                         Page 21

                            ARTICLE 5. ADMINISTRATION

5.01 The Compensation Committee of the Board of Directors shall select which senior officers of the Corporation shall be designated as an Executive Employee and which Executive Employee, if any, shall be designated as a Contribution Account Member.

5.02 The Compensation Committee of the Board of Directors shall have discretion to grant credit for service to any Executive Employee.

5.03 Except as provided in Section 5.01 or 5.02 the administration of the Plan, the exclusive power to interpret it, and the responsibility for carrying out its provisions are vested in the Retirement Administration Committee, except that the determinations of whether any Member or Beneficiary is entitled to payment of a Lump Sum Benefit pursuant to Section 3.06 and the amount thereof shall be within the exclusive authority of the Investment Committee under the Trust Agreement to be established in connection with the Plan pursuant to a resolution of the Board of Directors on May 12, 1988.

5.04 The provisions of Article 9 of the 401(k) Profit Sharing Plan of Melville Corporation and Affiliated Companies concerning Retirement Administration Committee membership, meetings, maintenance of records and Retirement Administration Committee powers shall apply under the Plan. The expenses of the Retirement Administration Committee incurred in connection with the Plan shall be paid directly by the Corporation.

                          ARTICLE 6. GENERAL PROVISIONS

6.01 The establishment of the Plan shall not be construed as conferring any legal rights upon any Executive Employee or other person for a continuation of employment, nor shall such actions interfere with the rights of the Corporation to discharge or demote any Executive Employee and to treat him without regard to the effect which such treatment might have upon him as a Member of the Plan.

6.02 In the event that the Retirement Administration Committee shall find that a Member is unable to care for his affairs because of illness or accident, the Retirement Administration Committee may direct that any benefit payment due him, unless claim shall have been made therefor by a duly appointed legal representative, be paid to his spouse, a child, a parent or other blood relative, or to a person with whom he resides, and any such payment so made shall be a complete discharge of the liabilities of the Plan therefor.

6.03 Melville Corporation shall have the right to deduct from each payment to be made under the Plan any required withholding taxes.

6.04 Subject to any applicable law, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt so to do shall be void, nor shall any such benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Retiree.

6.05 Notwithstanding any other provision of the Plan to the contrary, in the event that a Member or Retiree shall at any time be convicted of a crime involving dishonesty or fraud on the part of such Member in his relationship with the Corporation, all benefits which would otherwise be payable to him under the Plan shall be forfeited.

6.06 The rights of any Member or Retiree to benefits under the Plan prior to the actual receipt of such benefits shall be limited to those of a general unsecured creditor of Melville Corporation.

6.07 The Plan shall be construed, regulated and administered under the laws of the State of New York to the extent such laws are not superseded by applicable federal law.

6.08  The masculine pronoun shall mean the feminine wherever appropriate.

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                                                                         Page 24

                       ARTICLE 7. AMENDMENT OR TERMINATION

The Compensation Committee of the Board of Directors reserves the right to modify or to amend, in whole or in part, or to terminate, this Supplemental Retirement Plan I for Select Senior Management of Melville Corporation at any time; provided, however, that no such modification, amendment or termination shall adversely affect the right of any Member (or the Beneficiary of such Member) to receive the benefits such Member (or the Beneficiary of such Member) should have received under the Plan upon termination of employment with the Corporation for any reason, including retirement, death or disability had the Plan not been so modified, amended or terminated, taking into account such Member's Service and age at the time of such Member's actual termination of employment with the Corporation for any reason.